THE EXPLORER
                              INSTITUTIONAL
                                TRUST sm



                              Annual Report
                            December 31, 1996



                            Active Core Fund

                            Limited Duration Fund






                    Table of Contents

Letter to Shareholders                            1
Putting Your Fund's Performance in Perspective    4
Active Core Fund
  Portfolio of Investments                        6
  Statement of Assets and Liabilities             8
  Statement of Operations                         9
  Statement of Changes in Net Assets             10
  Financial Highlights                           11
Limited Duration Fund
  Portfolio of Investments                       12
  Statement of Assets and Liabilities            14
  Statement of Operations                        15
  Statement of Changes in Net Assets             16
  Financial Highlights                           17
Notes to Financial Statements                    18
Report of Independent Accountants                20






                    Letter to Shareholders


December 31, 1996

Dear Shareholder,


   We are pleased to report the first year-end results for the Explorer Institutional Funds. As noted in the previous shareholder report, VK/AC Holding Inc., the parent company of Van Kampen American Capital Management Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities that this affiliation will offer our institutional customers.

Economic Review

   The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue and possibly lead to a recession by year end. That concern lessened, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest monthly increase in 13 years. In the second quarter, the nation's real
GDP (gross domestic product, adjusted for inflation) increased by 4.7 percent and confirmed that the economy was back in a strong growth mode. However, by summer, earlier talk of recession and rate cuts was replaced by concerns about an overheating economy and the possibility of interest rate increases.

   Despite mounting evidence of inflation, the Federal Reserve Board maintained a stable monetary policy, believing that supply and demand imbalances in the commodity markets were temporary and that burdensome consumer debt levels would eventually slow the economy without the need for a rate increase.

   Events during the second half of 1996 proved the wisdom of Federal Reserve policy. Real GDP growth moderated to 2.0 percent in the third quarter, and commodity prices receded. For the year, core producer prices only rose by 0.6 percent, the second lowest annual increase on record.

Sector Review

   Among the primary market sectors, asset-backed and mortgage-backed securities had the strongest performance during the past year. Both sectors benefited from the defensive nature of their securities, which typically have short durations and high coupon rates.

   Despite a slowdown in corporate earnings growth, yield spreads between corporate bonds and Treasuries tightened. However, corporates continued to be buoyed by solid fundamental and technical factors. Looking ahead, corporate spreads should remain relatively stable with the greatest potential downside risks coming from events related to merger activity or company-specific credit surprises.


                           1          Continued on page two


   Meanwhile, yield spreads on U.S. government agency securities were relatively stable compared to the narrow spreads of other sectors, which helped the performance of these government securities.

Outlook

   Despite numerous cross-currents influencing the U.S. economy, we expect interest rates to remain within a relatively narrow trading range in 1997. Stronger- than-expected economic growth and faint rumblings of inflationary pressures during the first half of the year could prompt a series of moderate credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the maturity spectrum.

   While domestic economic fundamentals may help keep bond prices relatively stable, we cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries, but if these economies gain significant strength in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of U.S. bonds, increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.

Active Core Fund - Overview

   As of December 31, 1996, the Active Core Fund was structured with a portfolio duration of 4.62 years, which was comparable to the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. Relative to the benchmark, the Fund had overweight positions in the agency, asset-backed and mortgage sectors and an underweight position in the corporate and Treasury sectors.

   The Active Core Fund generated a cumulative total return of
5.20 percent since its inception on April 23, 1996 through December 31, 1996.

Limited Duration Fund _ Overview

   We believe it is very difficult to add value consistently through timing the market or predicting interest rate changes. As such, we concentrate on optimal sector weightings, security selection, and yield curve posturing. As of December 31, 1996, the Limited Duration Fund was structured with a portfolio duration of approximately 1.87 years, which was comparable to the Fund's benchmark, the Lehman Brothers 1- to 3-year Government Bond Index. Relative to the Lehman index, the Fund had a modest overweight position in agency, corporate, mortgage-backed and asset-backed securities and an underweighted position in Treasury securities.

   The Limited Duration Fund generated a cumulative total return of 4.14 percent since its inception on April 23, 1996 through December 31, 1996.




                         2             Continued on page three

Summary

   While the economy continues to grow at a reasonable pace and inflationary pressures remain relatively subdued, we believe the current environment offers substantial opportunities across most fixed-income market sectors. In particular, we believe fixed-income securities with short to intermediate maturities are currently attractive, due in part to the relatively steep slope of the yield curve out to about the five-year maturity range.

   Finally, we look forward to communicating with you on a regular basis, providing information about your Fund's performance and new investment opportunities. If you have any questions or would like additional information, please feel free to contact your institutional asset management representative.


Sincerely,


Edward A. Treichel
Director of Institutional Asset Management


                         3



           Putting Your Fund's Performance in Perspective


   As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

- Illustrate the general market environment in which your investments are being managed

- Reflect the impact of favorable market trends or difficult market conditions

- Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured


   For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Aggregate Bond Index over time. This index is an unmanaged statistical composite and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


        Growth of a Hypothetical $10,000 Investment

        Explorer Institutional Active Core Fund vs. Lehman Brothers
        Aggregate Bond Index
        (April 23, 1996 through December 31, 1996)


                      Lehman Aggregate   Explorer Institutional
                         Bond Index         Active Core Fund
        23-Apr-96          10,000                10,000
        31-May-96           9,939                 9,950
        30-Jun-96          10,073                10,061
        31-Jul-96          10,100                10,080
        31-Aug-96          10,083                10,040
        30-Sep-96          10,259                10,214
        31-Oct-96          10,486                10,432
        30-Nov-96          10,666                10,610
        31-Dec-96          10,567                10,520

1 Since the Fund has been in existence for less than a year, the total return shown above reflects the Fund's cumulative performance since inception.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.



                                4


          Putting Your Fund's Performance in Perspective


As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

- Illustrate the general market environment in which your investments are being managed

- Reflect the impact of favorable market trends or difficult market conditions

- Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

   For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers 1- to 3-year Government Bond Index over time. This index is an unmanaged statistical composite and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


        Growth of a Hypothetical $10,000 Investment

        Explorer Institutional Limited Duration Fund vs. Lehman
        Brothers 1- to 3-year Government Bond Index (April 23, 1996 through December 31, 1996)

                         Lehman 1 to 3 Year       Explorer Institutional
                       Government Bond Index      Limited Duration Fund
        23-Apr-96             10,000                     10,000
        31-May-96             10,016                      9,993
        30-Jun-96             10,089                     10,071
        31-Jul-96             10,128                     10,109
        31-Aug-96             10,165                     10,117
        30-Sep-96             10,258                     10,215
        31-Oct-96             10,373                     10,337
        30-Nov-96             10,450                     10,426
        31-Dec-96             10,452                     10,414

1 Since the Fund has been in existence for less than a year, the total return shown above reflects the Fund's cumulative performance since inception.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.


                               5



                                   EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                                           PORTFOLIO OF INVESTMENTS
                                               December 31, 1996


Par Amount
(000)     Description                                              Coupon            Maturity   Market Value
------------------------------------------------------------------------------------------------------------
          Asset Backed Securities  4.4%
    $150  American Express Credit, 1996-1, Class A                  6.800%           12/15/03   $151,875
     125  Citibank Credit Card, 1996-1, Class A                         *            02/07/03     96,016
                                                                                                --------
          Total Asset Backed Securities                                                          247,891
                                                                                                --------

          Corporate Bonds  11.7%
          Consumer Services  1.8%
     100  Walt Disney Global Bond                                   6.750            03/30/06     99,170
                                                                                                --------

          Energy  1.8%
     100  Union Pacific Resources Group                             7.000            10/15/06    100,760
                                                                                                --------

          Finance 3.5%
     100  First Chicago NBD                                         7.000            10/16/06     97,920
     100  Ford Motor Credit Co.                                     5.750            01/25/01     96,880
                                                                                                --------
                                                                                                 194,800
                                                                                                --------

          Pollution Control  0.4%
      25  WMX Technologies, Inc.                                    6.375            12/01/03     24,475
                                                                                                --------

          Producer Manufacturing  2.5%
     125  Deere & Co.                                               8.950            06/15/19    141,538
                                                                                                --------

          Utilities  1.7%
     100  Pacific Gas & Electric, First Mortgage, Ser 1993C         6.250            08/01/03     97,420
                                                                                                --------

          Total Corporate Bonds                                                                  658,163
                                                                                                --------

          United States Government Agency Obligations  47.8%
      98  Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
               Pool #G10592                                         6.500            09/01/11     96,239
      99  Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
               Pool #G10270                                         8.500            09/01/09    103,598
     149  Federal Home Loan Mortgage Corp. Gold 30 Year
               Pool #G00559                                         7.000            10/01/26    146,460
     165  Federal Home Loan Mortgage Corp.                          5.630            01/10/03    158,174
     100  Federal National Mortgage Association Medium Term Note    5.280            03/01/99     98,500
     500  Federal National Mortgage Association Medium Term Note    6.625            05/21/01    505,480
      48  Federal National Mortgage Association 15 Year Dwarf
               Pool #250649                                         6.500            08/01/11     47,607
      29  Federal National Mortgage Association 15 Year Dwarf
               Pool #250589                                         7.000            06/01/11     28,661
     150  Federal National Mortgage Association Pool #250569        6.000            05/01/26    138,926
     150  Federal National Mortgage Association Pool #358471        7.000            10/01/26    146,404
     294  Federal National Mortgage Association Pools               7.500   11/01/22 to 11/01/26 293,970
     147  Federal National Mortgage Association Pool #250737        8.000            10/01/26    150,153
      97  Government National Mortgage Association Platinum 15 Year
               Pool #780419                                         7.500            12/15/09     99,325
     145  Government National Mortgage Association Platinum
               Pool #780440                                         8.500            11/15/17    152,980
     147  Government National Mortgage Association Pool #398596     6.500            04/15/26    140,302
      33  Government National Mortgage Association Pool #423826     8.500            06/15/26     34,114
      98  Government National Mortgage Association Pool #423850     9.000            08/15/26    103,317
      96  Government National Mortgage Association Pool #780157     9.500            08/15/22    104,211
     150  Tennessee Valley Authority                                6.375            06/15/05    147,470
                                                                                               ---------
          Total United States Government Agency Obligations                                    2,695,891
                                                                                               ---------




                                                     6                  See Notes to Financial Statements


                               Explorer Institutional Active Core Fund

                                 Portfolio of Investments (continued)
                                           December 31, 1996
Par Amount
(000)     Description                                              Coupon            Maturity   Market Value
------------------------------------------------------------------------------------------------------------
          United States Treasury Obligations  32.7%
    $250  United States Treasury Bonds                              8.125%           08/15/19   $289,103
     100  United States Treasury Notes                              5.125            11/30/98     98,688
     600  United States Treasury Notes                              6.375   01/15/99 to 08/15/02 605,224
     305  United States Treasury Notes                              6.500            05/31/01    308,575
     200  United States Treasury Notes                              6.750            04/30/00    203,968
     225  United States Treasury Notes                              6.875            05/15/06    232,137
     100  United States Treasury Notes                              7.500            02/15/05    107,047
                                                                                               ---------
          Total United States Treasury Obligations                                             1,844,742
                                                                                               ---------

Total Long-Term Investments 96.6%
     (Cost $5,365,223) (a)                                                                     5,446,687

Short-Term Investments at Amortized Cost 1.8%                                                     99,967

Other Assets in Excess of Liabilities 1.6%                                                        93,692

                                                                                              ----------
Net Assets 100.0%                                                                             $5,640,346
                                                                                              ==========

* Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes, cost is $5,365,223, the aggregate gross unrealized appreciation is $85,641 and the aggregate gross unrealized depreciation is $4,177, resulting in net unrealized appreciation of $81,464.


The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.



          Portfolio Composition by Credit Quality
          U.S. Govt. and Agency Obligations                 83.4%
          AAA                                                4.5
          A                                                 12.1
                                                           ------
                                                           100.0%
                                                           ======


                                                      7                 See Notes to Financial Statements





                   EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1996

ASSETS:

  Long-Term Investments, at Market Value (Cost $5,365,223) (Note 1)    $ 5,446,687
  Short-Term Investments (Note 1)                                           99,967
  Cash                                                                       4,378
  Receivables:
    Interest                                                                63,596
    Fund Shares Sold                                                        34,679
  Unamortized Organizational Expenses (Note 1)                              34,632
                                                                         ---------
      Total Assets                                                       5,683,939
                                                                         ---------

LIABILITIES:

  Income and Capital Gain Distributions Payable                             34,995
  Accrued Expenses                                                           7,537
  Deferred Compensation and Retirement Plans (Note 2)                        1,061
                                                                         ---------

      Total Liabilities                                                     43,593
                                                                         ---------

NET ASSETS                                                             $ 5,640,346
                                                                         =========

NET ASSETS CONSIST OF:
  Capital (Note 3)                                                     $ 5,557,380
  Net Unrealized Appreciation on Investments                                81,464
  Accumulated Net Realized Gain on Investments                               2,039
  Accumulated Distributions is Excess of Net Investment Income (Note 1)       (537)
                                                                         ---------

NET ASSETS                                                             $ 5,640,346
                                                                         =========


Net Asset Value Per Share (Based on net assets of $5,640,346 and
559,271 shares of benefical interest issued and outstanding)                $10.09
                                                                         =========

                                            8                            See Notes to Financial Statements






                   EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                         STATEMENT OF OPERATIONS
          For the Period April 23, 1996 (Commencement of Investment
                     Operations) to December 31, 1996

INVESTMENT INCOME:
  Interest                                                     $     222,864
                                                               -------------

EXPENSES:
  Audit                                                               18,500
  Accounting (Note 2)                                                 11,660
  Investment Advisory Fee (Note 2)                                    10,365
  Legal (Note 2)                                                       9,596
  Amortization of Organizational Expenses (Note 1)                     5,368
  Shareholder Services (Note 2)                                        2,800
  Registration and Filing Fees                                         1,700
  Printing                                                             1,600
  Trustees Fees and Expenses (Note 2)                                  1,561
                                                               -------------

      Total Expenses                                                  63,150
      Less Fees Waived and Expenses Reimbursed ($10,365 and
            $38,819, respectively) (Note 2)                           49,184
                                                               -------------

      Net Expenses                                                    13,966
                                                               -------------

NET INVESTMENT INCOME                                          $     208,898
                                                               =============

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
  Net Realized Gain on Investments                             $       6,691
                                                               -------------

  Unrealized Appreciation/Depreciation on Investments:
    Beginning of the Period                                                0
    End of the Period                                                 81,464
                                                               -------------

  Net Unrealized Appreciation on Investments During the Period        81,464
                                                               -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                $      88,155
                                                               =============

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     297,053
                                                               =============


                                       9                           See Notes to Financial Statements



                         EXPLORER INSTITUTIONAL ACTIVE CORE FUND
                            STATEMENT OF CHANGES IN NET ASSETS
                 For the Period April 23, 1996 (Commencement of Investment
                             Operations) to December 31, 1996


FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                              $      208,898
  Net Realized Gain on Investments                                            6,691
  Net Unrealized Appreciation on Investments During the Period               81,464
                                                                     --------------

  Change in Net Assets from Operations                                      297,053
                                                                     --------------

  Distributions from Net Investment Income                                 (208,862)
  Distributions from Net Realized Gain on Investments (Note 1)               (5,225)
                                                                     --------------
  Total Distributions                                                      (214,087)
                                                                     --------------

  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                        82,966
                                                                     --------------

FROM CAPITAL TRANSACTIONS (Note 3):

  Proceeds from Shares Sold                                               6,748,576
  Net Asset Value of Shares Issued Through Dividend Reinvestment            149,654
  Cost of Shares Repurchased                                             (1,390,850)
                                                                     --------------

  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      5,507,380
                                                                     --------------

TOTAL INCREASE IN NET ASSETS                                              5,590,346

NET ASSETS:
    Beginning of the Period                                                  50,000
                                                                     --------------

    End of the Period (Including accumulated distributions in excess
      of net investment income of $537)                              $    5,640,346
                                                                     ==============


                                          10                        See Notes to Financial Statements




                        EXPLORER INSTITUTIONAL ACTIVE CORE FUND


                                 FINANCIAL HIGHLIGHTS
           The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

                                                                      April 23, 1996
                                                                       (Commencement
                                                                       of Investment
                                                                      Operations) to
                                                                   December 31, 1996
====================================================================================
Net Asset Value, Beginning of the Period                                $     10.000
                                                                        ------------

Net Investment Income                                                          0.409
Net Realized and Unrealized Gain on Investments                                0.095
                                                                        ------------

Total from Investment Operations                                               0.504
                                                                        ------------

Less:
  Distributions from Net Investment Income                                     0.409
  Distributions from Net Realized Gain on Investments                          0.010
                                                                        ------------
Total Distributions                                                            0.419
                                                                        ------------

Net Asset Value, End of the Period                                      $     10.085
                                                                        ============

Total Return *                                                                  5.20% **

Net Assets at End of the Period (In millions)                                   $5.6

Ratio of Expenses to Average Net Assets*                                        0.40%

Ratio of Net Investment Income to Average Net Assets*                           5.98%

Portfolio Turnover                                                                84% **

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                                         1.81%

Ratio of Net Investment Income to Average Net Assets                            4.57%

** Non-Annualized



                                        11                       See Notes to Financial Statements



                               EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                                        PORTFOLIO OF INVESTMENTS
                                            December 31, 1996
Par
Amount
(000)  Description                                                Coupon         Maturity   Market Value
--------------------------------------------------------------------------------------------------------
       Asset Backed Securities 2.1%
 $110  American Express Credit,1996-1, Class A                    6.800 %        12/15/03       $111,375
  125  Citibank Credit Card, 1996-1, Class A                         *           02/07/03         96,016
                                                                                                --------
       Total Asset Backed Securities                                                             207,391
                                                                                                --------

       Corporate Bonds 2.5%
       Finance 1.7%
  175  Ford Motor Credit Co.                                      5.750          01/25/01        169,540
                                                                                                --------

       Pollution Control 0.3%
   25  WMX Technologies, Inc.                                     6.375          12/01/03         24,475
                                                                                                --------

       Utilities 0.5%
   50  Pacific Gas & Electric, First Mortgage, Ser 1993C          6.250          08/01/03         48,710
                                                                                                --------

       Total Corporate Bonds                                                                     242,725
                                                                                                --------

       United States Government Agency Obligations 12.6%
  500  Federal Home Loan Mortgage Corp.                           5.630          01/10/03        479,315
   15  Federal Home Loan Mortgage Corp. Convertible 15 Year
            Pool #G10270                                          8.500          09/01/09         15,602
   20  Federal Home Loan Mortgage Corp. Gold 30 Year
            Pool #G00559                                          7.000          10/01/26         19,529
   97  Federal National Mortgage Association 15 Year Dwarf
            Pool #250649                                          6.500          07/01/11         95,214
   29  Federal National Mortgage Association 15 Year Dwarf
            Pool #250589                                          7.000          12/31/23         28,661
  100  Federal National Mortgage Association Medium Term Note     5.280          03/01/99         98,500
   49  Federal National Mortgage Association Pool                 7.500   11/01/22 to 12/01/23    49,243
   20  Federal National Mortgage Association Pool #250737         8.000          10/01/26         20,020
   14  Government National Mortgage Association Platinum 15 Year
            Pool #780419                                          7.500          12/15/09         14,607
   19  Government National Mortgage Association Platinum
            Pool #780440                                          8.500          11/15/17         20,262
   98  Government National Mortgage Association Pool #423850      9.000          08/15/26        103,317
  290  Tennessee Valley Authority                                 6.375          06/15/05        285,108
                                                                                               ---------
       Total United States Government Agency Obligations                                       1,229,378
                                                                                               ---------

       United States Treasury Obligations 74.2%
  500  United States Treasury Notes                               4.750          08/31/98        491,485
  150  United States Treasury Notes                               5.000          01/31/98        148,922
1,925  United States Treasury Notes                               5.125   02/28/98 to 11/30/98 1,906,160
  100  United States Treasury Notes                               5.375          11/30/97         99,797
  300  United States Treasury Notes                               5.500          12/31/00        293,343
  300  United States Treasury Notes                               5.625          08/31/97        300,093
  550  United States Treasury Notes                               5.875          04/30/98        550,946
  700  United States Treasury Notes                               6.000          08/31/97        701,750
  600  United States Treasury Notes                               6.250          01/31/97        600,282
1,100  United States Treasury Notes                               6.375   01/15/99 to 07/15/99 1,110,579
  500  United States Treasury Notes                               7.375          11/15/97        507,110
  500  United States Treasury Notes                               7.750          12/31/99        523,045
                                                                                               ---------
       Total United States Treasury Obligations                                                7,233,512
                                                                                               ---------


                                                  12                         Notes to Financial Statements





                                       EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                     December 31, 1996
       Description                                                                          Market Value
--------------------------------------------------------------------------------------------------------

Total Long-Term Investments 91.4%
     (Cost $8,834,970) (a)                                                                    $8,913,006
                                                                                              ----------

Short-Term Investments 7.1%
       Federal Farm Credit Bank Discount Note ($195,000 par, yielding 6.0%, 01/02/97 maturity)   194,935
       Federal National Mortgage Association Discount Note ($500,000 par, yielding 5.3%,
            03/27/97 maturity)                                                                   493,705
                                                                                              ----------
Total Short-Term Investments
     (Cost $688,544) (a)                                                                         688,640

Other Assets in Excess of Liabilities 1.5%                                                       151,138
                                                                                              ----------
Net Assets 100.0%                                                                             $9,752,784
                                                                                              ==========

* Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost, including short-term investments, is $9,523,514, the aggregate gross unrealized appreciation is $79,816 and the aggregate gross unrealized depreciation is
     $1,684, resulting in net unrealized appreciation of $78,132.


The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by
Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.
       Portfolio Composition by Credit Quality
       US Government and Agency Obligations               95.0 %
       AAA                                                 2.3
       A                                                   2.7
                                                         -----
                                                         100.0 %
                                                         =====


                                                       13                      See Notes to Financial Statements





                    EXPLORER INSTITUTIONAL LIMITED DURATION FUND
                        STATEMENT OF ASSETS AND LIABILITIES
                                   December 31, 1996
ASSETS:

  Long-Term Investments, at Market Value (Cost $8,834,970) (Note 1)  $   8,913,006
  Short-Term Investments (Cost $688,544) (Note 1)                          688,640
  Cash                                                                       3,926
  Receivables:
    Interest                                                               130,533
    Fund Shares Sold                                                        46,477
  Unamortized Organizational Expenses (Note 1)                              34,632
                                                                      ------------

      Total Assets                                                       9,817,214
                                                                      ------------

LIABILITIES:

  Income Distributions Payable                                              46,718
  Accrued Expense                                                           16,651
  Deferred Compensation and Retirement Plans (Note 2)                        1,061
                                                                      ------------

      Total Liabilities                                                     64,430
                                                                      ------------

NET ASSETS                                                           $   9,752,784
                                                                      ============

NET ASSETS CONSIST OF:
  Capital (Note 3)                                                   $   9,686,583
  Net Unrealized Appreciation on Investments                                78,132
  Accumulated Undistributed Net Investment Income                               62
  Accumulated Net Realized Loss on Investments                             (11,993)
                                                                      ------------

NET ASSETS                                                           $   9,752,784
                                                                      ============


Net Asset Value Per Share (Based on net assets of $9,752,784
and 973,451 shares of beneficial interest issued and outstanding)           $10.02
                                                                      ============


                                        14                See Notes to Financial Statements



                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND
                        STATEMENT OF OPERATIONS
          For the Period April 23, 1996 (Commencement of Investment
                  Operations) to December 31, 1996

INVESTMENT INCOME:
  Interest                                                      $     350,669
                                                                -------------

EXPENSES:
  Accounting (Note 2)                                                  19,500
  Audit                                                                18,375
  Investment Advisory Fee (Note 2)                                     17,245
  Legal (Note 2)                                                       11,211
  Amortization of Organizational Expenses (Note 1)                      5,368
  Shareholder Services (Note 2)                                         2,800
  Registration and Filing Fees                                          2,947
  Printing                                                              1,598
  Trustees Fees and Expenses (Note 2)                                   1,561
                                                                -------------

      Total Expenses                                                   80,605
      Less Fees Waived and Expenses Reimbursed  ($17,245 and
            $40,282, respectively) (Note 2)                            57,527
                                                                -------------

      Net Expenses                                                     23,078
                                                                -------------

NET INVESTMENT INCOME                                           $     327,591
                                                                =============

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
  Net Realized Loss on Investments                              $     (11,993)
                                                                -------------

  Unrealized Appreciation/Depreciation on Investments:
    Beginning of the Period                                                 0
    End of the Period                                                  78,132
                                                                -------------

  Net  Unrealized Appreciation on Investments During the Period        78,132
                                                                -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 $      66,139
                                                                =============

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $     393,730
                                                                =============


                                              15         See Notes to Financial Statements





                     EXPLORER INSTITUTIONAL LIMITED DURATION FUND
                         STATEMENT OF CHANGES IN NET ASSETS
              For the Period April 23, 1996 (Commencement of Investment
                        Operations) to December 31, 1996


FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                                                  $      327,591
  Net Realized Loss on Investments                                                              (11,993)
  Net Unrealized Appreciation on Investments During the Period                                   78,132
                                                                                         --------------

  Change in Net Assets from Operations                                                          393,730

  Distributions from Net Investment Income                                                     (327,529)
                                                                                         --------------

  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                            66,201
                                                                                         --------------

FROM CAPITAL TRANSACTIONS (Note 3):

  Proceeds from Shares Sold                                                                  10,323,057
  Net Asset Value of Shares Issued Through Dividend Reinvestment                                305,526
  Cost of Shares Repurchased                                                                   (992,000)
                                                                                         --------------

  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                          9,636,583
                                                                                         --------------

TOTAL INCREASE IN NET ASSETS                                                                  9,702,784

NET ASSETS:
    Beginning of the Period                                                                      50,000
                                                                                         --------------

    End of the Period (Including accumulated undistributed net investment income of $62) $    9,752,784
                                                                                         ==============


                                                         16          See Notes to Financial Statements




                        EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                                  FINANCIAL HIGHLIGHTS
             The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

                                                                       April 23, 1996
                                                                        (Commencement
                                                                        of Investment
                                                                       Operations) to
                                                                    December 31, 1996
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                                 $     10.000
                                                                         ------------

Net Investment Income                                                            .386
Net Realized and Unrealized Gain on Investments                                  .019
                                                                         ------------

Total from Investment Operations                                                 .405

Less Distributions from Net Investment Investment Income                         .386
                                                                         ------------

Net Asset Value, End of the Period                                       $     10.019
                                                                         ============

Total Return *                                                                   4.14% **

Net Assets at End of the Period (In millions)                                    $9.8

Ratio of Expenses to Average Net Assets*                                         0.40%

Ratio of Net Investment Income to Average Net Assets*                            5.68%

Portfolio Turnover                                                                 16% **

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                                          1.40%

Ratio of Net Investment Income to Average Net Assets                             4.68%

** Non-Annualized


                                              17          See Notes to Financial Statements




               THE EXLPORER INSTITUTIONAL TRUST
                 NOTES TO FINANCIAL STATEMENTS
                       December 31, 1996

1.  Significant Accounting Policies

The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.

   Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.


   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



A. Security Valuation - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.



B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.



C. Investment Income - Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.



D. Organizational Expenses - The Funds will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Funds' organization in the amount of $40,000 for each Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen American Capital Management, Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.



E. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

   Limited Duration Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, Limited Duration Fund had an accumulated capital loss carryforward for tax purposes of $11,993, which will expire on December 31, 2004.


F. Distribution of Income and Gains - Each Fund declares dividends daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes causing book basis distributions in excess of net investment income for a particular period. Additionally, permanent book and tax basis differences for Active Core Fund relating to the recognition of net realized losses on paydowns of mortgage backed obligations totaling $573 have been reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income.


                               18



2. Investment Advisory Agreement and Other Transactions with
Affiliates

Under the terms of each of the Fund's Investment Advisory
Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:



Average Net Assets              % Per Annum
----------------------------- -------------

First $1 billion                .300 of 1%

Over $1 billion                 .250 of 1%


   VKAC has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to VKAC without causing that fund's expense ratio to exceed 0.40%, that fund may be required to reimburse VKAC for fees waived and/or expenses assumed within the previous four years. Therefore, these expenses totaling $49,184 and $57,527 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.

   Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Funds is an affiliated person.

   For the period ended December 31, 1996, Active Core Fund and Limited Duration Fund recognized expenses of approximately $20,700 and $30,100, respectively, representing VKAC's cost of providing accounting and legal services to the Funds. These services are provided by VKAC at cost. All of this expense has been assumed by VKAC.

   ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the period ended December 31, 1996, Active Core Fund and Limited Duration Fund recognized expenses of approximately $2,500 and $2,500, respectively, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

   Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.

   The Funds have implemented deferred compensation and retirement plans for their trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

   At December 31, 1996, VKAC owned 5,000 shares of each of the Funds.

3.  Capital Transactions

There are an unlimited number of shares of beneficial interest of each Fund without par value authorized.

   For the period ended December 31, 1996, transactions in common shares were as follows:


                               Active       Limited
                                Core       Duration
                                Fund         Fund
                             --------     ---------

Beginning Shares                5,000         5,000

Shares Sold                   680,125     1,037,883

Shares Issued through
  Dividend Reinvestment        14,916        30,568

Shares Repurchased           (140,770)     (100,000)
                             --------     ---------

Ending Shares                 559,271       973,451
                             ========     =========



4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were $9,354,955 and $3,997,735 for Active Core Fund and $9,964,256 and $1,132,758 for Limited Duration Fund.



5. Mortgage Backed Securities

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).


                             19



                          REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees and Shareholders of
The Explorer Institutional Trust:

We have audited the accompanying statements of assets and liabilities of The Explorer Institutional Trust (comprising the Active Core Fund and Limited Duration Fund, collectively referred to as the "Funds"), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from April 23, 1996 (commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Explorer Institutional Trust as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 23, 1996 (commencement of investment operations) to December 31, 1996, in conformity with generally accepted accounting principles.


                                         /s/ KPMG Peat Marwick LLP

                                         KPMG Peat Marwick LLP




Chicago, Illinois
February 12, 1997


                                 20




                  RESULTS OF SHAREHOLDER VOTES
----------------------------------------------------------------

Explorer Institutional Active Core Fund

     A Special Meeting of Shareholders of the Fund was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Management, Inc. and the Fund, 105,000 shares voted for the proposal, 0 shares voted against, 351,131 shares abstained and 0 shares represented broker non-votes. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 105,000 shares voted for the proposal, 0 shares voted against, 351,131 shares abstained and 0 shares represented broker non-votes.



Explorer Institutional Limited Duration Fund

     A Special Meeting of Shareholders of the Fund was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Management, Inc. and the Fund, 105,000 shares voted for the proposal, 0 shares voted against, 851,055 shares abstained and 0 shares represented broker non-votes. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 105,000 shares voted for the proposal, 0 shares voted against, 851,055 shares abstained and 0 shares represented broker non-votes.


                           21



THE EXPLORER INSTITUTIONAL TRUST


Board of Trustees

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell*--Chairman
Theodore A. Meyers
Hugo F. Sonnenschein
Wayne W. Whalen*

Officers
Dennis J. McDonnell*
  President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller

Peter W. Hegel*
Michael P. Kamradt*
John M. McCareins*
Edward A. Treichel*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor Services, Inc.
Explorer Institutional Funds
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105
Attn: Explorer Institutional Funds

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IIlinois 60601


*"Interested" persons of the Trust as defined in the Investment
Company Act of 1940

Van Kampen American Capital Distributors, Inc., 1997
All rights reserved.

sm denotes a service mark of Van Kampen American Capital
Distributors, Inc.

                            22